Exhibit 4.12

FINAL FORM

FIRST AMENDMENT TO PARTICIPATION AGREEMENT
([Reg. No.])
Dated as of [●], 2018
among
SPIRIT AIRLINES, INC.,
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Pass Through Trustee under each of the
Pass Through Trust Agreements,
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Subordination Agent,
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Loan Trustee,
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
in its individual capacity as set forth herein
*
One Airbus [Model]
(Generic Manufacturer and Model Airbus [Generic Model]) Aircraft
U.S. Registration No. [Reg. No.]

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TABLE OF CONTENTS

Schedule I	- Amended Schedule I: Equipment Notes, Purchasers and Original Principal Amounts

Schedule II	- Amended Schedule II: Trust Supplements

Exhibit A	Form of First Indenture Amendment

Exhibit B-1	- Form of Opinion of Counsel for the Company

Exhibit B-2	- Form of Opinion of Debevoise & Plimpton LLP, special counsel for the Company

Exhibit C	- Form of Opinion of Special Counsel for the Loan Trustee, the Pass Through Trustees, the Subordination Agent and WTNA

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TABLE OF CONTENTS
(continued)
Page

Exhibit D	- Form of Opinion of Special FAA Counsel

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Exhibit 4.12

FIRST AMENDMENT TO PARTICIPATION AGREEMENT
([REG. NO.])
This FIRST AMENDMENT TO PARTICIPATION AGREEMENT ([REG. NO.]), dated as of [●], 2018 (this “Amendment”) , is made by and among SPIRIT AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, together with its successors and permitted assigns, “WTNA”), not in its individual capacity except as otherwise expressly provided in any of the Operative Documents or the Pass Through Documents, but solely as Pass Through Trustee under each of the Pass Through Trust Agreements (such terms and other capitalized terms used herein without definition being defined as provided in Section 1.01), WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as subordination agent and trustee (in such capacity, together with any successor trustee in such capacity, the “Subordination Agent”) under the Intercreditor Agreement, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as loan trustee (in such capacity, together with any successor trustee in such capacity, the “Loan Trustee”) under the Indenture.
WITNESSETH:
WHEREAS, on the Closing Date, which occurred on [INSERT DATE OF PARTICIPATION AGREEMENT], the parties hereto (other than the Class C Trustee) entered into that certain Participation Agreement ([Reg. No.]), dated as of [INSERT DATE OF PARTICIPATION AGREEMENT] (the “Original Participation Agreement”) in order to provide for the financing of the Aircraft described therein;
WHEREAS, in connection with the Original Participation Agreement, the Company and the Loan Trustee entered into that certain Indenture and Security Agreement ([Reg. No.]), dated as of [INSERT DATE OF PARTICIPATION AGREEMENT], as supplemented by Indenture Supplement No. 1 thereto, dated [INSERT DATE OF PARTICIPATION AGREEMENT] (the “Original Indenture”), pursuant to which, among other things, the Company issued to the Subordination Agent the Series AA Equipment Notes, the Series A Equipment Notes and the Series B Equipment Notes, in each case in the applicable original principal amount, having the applicable maturity and bearing interest at the applicable Debt Rate as specified on Schedule I to the Original Indenture, which Equipment Notes are secured by a security interest in all right, title and interest of the Company in and to the Aircraft and certain other property described in the Original Indenture (as further described in the Original Indenture, the “Collateral”);
WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Class AA Trust Supplement, the Class AA Pass Through Trust was created on November 28,

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2017 to facilitate the financing of certain aircraft owned by the Company, including the Aircraft, and the Class AA Certificates were issued and sold on November 28, 2017;
WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Class A Trust Supplement, the Class A Pass Through Trust was created on November 28, 2017 to facilitate the financing of certain aircraft owned by the Company, including the Aircraft, and the Class A Certificates were issued and sold on November 28, 2017;
WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Class B Trust Supplement, the Class B Pass Through Trust was created on November 28, 2017 to facilitate the financing of certain aircraft owned by the Company, including the Aircraft, and the Class B Certificates were issued and sold on November 28, 2017;
WHEREAS, Section 2.02 of the Original Participation Agreement provides that, subject to Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series C Closing) and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series C Closing), the Company shall have the option to issue one or more Series of Additional Series Equipment Notes from time to time after the Closing Date;
WHEREAS, Section 2.02 of the Original Indenture provides that, subject to compliance with the conditions set forth in Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series C Closing), Section 2.02 of the Original Participation Agreement and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series C Closing), the Company shall have the option to issue one or more Series of Additional Series Equipment Notes from time to time after the Closing Date;
WHEREAS, the Company now desires to issue an Additional Series Equipment Notes to be designated as “Series C Equipment Notes” (such Additional Series Equipment Notes, the “Series C Equipment Notes”), which Series C Equipment Notes are to be secured by a security interest in all right, title and interest of the Company in and to the Aircraft and the other Collateral;
WHEREAS, concurrently with the execution and delivery of this Amendment, the Company and the Loan Trustee are entering into the First Indenture Amendment, pursuant to which, among other things, the Company will issue Series C Equipment Notes under the Indenture;
WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Class C Trust Supplement, the Class C Pass Through Trust has been created to facilitate certain of the transactions contemplated by this Amendment, including, without limitation, the issuance and sale of the Class C Certificates; and

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WHEREAS, pursuant to the Intercreditor Agreement, the Subordination Agent holds the Series AA Equipment Notes on behalf of the Class AA Pass Through Trust, the Series A Equipment Notes on behalf of the Class A Pass Through Trust, holds the Series B Equipment Notes on behalf of the Class B Pass Through Trust and will hold, when issued, the Series C Equipment Notes on behalf of the Class C Pass Through Trust;
NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS; AMENDMENTS
Section 1.01.    Definitions. Except as otherwise defined herein, capitalized terms in this Amendment have the meanings assigned to them in the Original Participation Agreement. For the purposes of this Amendment, the following capitalized terms shall have the following meanings:
“Class A Trust Supplement” means the Trust Supplement No. 2017-1A, dated as of November 28, 2017, between the Company and WTNA, as Class A Trustee.
“Class AA Trust Supplement” means the Trust Supplement No. 2017-1AA, dated as of November 28, 2017, between the Company and WTNA, as Class AA Trustee.
“Class B Trust Supplement” means the Trust Supplement No. 2017-1B, dated as of November 28, 2017, between the Company and WTNA, as Class B Trustee.
“Class C Certificates” means pass through certificates issued by the Class C Pass Through Trust.
“Class C Pass Through Trust” means the Spirit Airlines Pass Through Trust 2017-1C created pursuant to the Basic Pass Through Trust Agreement, as supplemented by the Class C Trust Supplement.
“Class C Trustee” means the trustee for the Class C Pass Through Trust.
“Class C Trust Supplement” means the Trust Supplement No. 2017-1C, dated as of the Series C Closing Date, between the Company and WTNA, as Class C Trustee.
“Collateral” has the meaning set forth in the second recital hereto.

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“First Indenture Amendment” means an amendment to the Original Indenture, substantially in the form attached hereto as Exhibit A.
“Original Indenture” has the meaning set forth in the second recital hereto.
“Original Participation Agreement” has the meaning set forth in the first recital hereto.
“Pass Through Certificates” means the Class AA Certificates, the Class A Certificates, the Class B Certificates and the Class C Certificates.
“Pass Through Trust Agreement” means each of the Class AA Trust Supplement, the Class A Trust Supplement, the Class B Trust Supplement and the Class C Trust Supplement, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
“Pass Through Trustee” means each of the Class AA Trustee, the Class A Trustee, the Class B Trustee and the Class C Trustee.
“Series C Closing” has the meaning set forth in Section 2.03.
“Series C Closing Date” means [●], 2018 or such other time as the parties shall agree.
“Series C Equipment Notes” has the meaning set forth in the seventh recital hereto.
“Trust Supplement” means each of the Class A Trust Supplement, the Class A Trust Supplement, the Class B Trust Supplement and the Class C Trust Supplement.
Section 1.02.    Other Definitional Provisions.
(a)    For purposes of this Amendment, (i) the term “Participation Agreement” means the Original Participation Agreement as amended by this Amendment and (ii) the term “Indenture” means the Original Indenture as amended by the First Indenture Amendment.
(b)    All references in this Amendment to designated “Articles”, “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision of this Amendment, unless otherwise specifically stated.

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(c)    The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Amendment as a whole and not to any particular Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision.
(d)    All references in this Amendment to a “government” are to such government and any instrumentality or agency thereof.
(e)    Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.
(f)    All references in this Amendment to a Person shall include successors and permitted assigns of such Person.
Section 1.03.    Amendments to Original Participation Agreement. The Original Participation Agreement is hereby amended as follows:
(a)    Amendment to Section 2.02. Section 2.02 of the Original Participation Agreement is amended by deleting it in its entirety and replacing it with the following:
Section 2.02.    Issuance of Equipment Notes. Upon the occurrence of the above payments by the Pass Through Trustee for each Pass Through Trust to the Company, the Company shall issue, pursuant to and in accordance with Article II of the Indenture, to the Subordination Agent as agent and trustee for the Pass Through Trustee for each Pass Through Trust, one or more Equipment Notes of the maturity and aggregate original principal amount and bearing the interest rate set forth in Schedule I opposite the name of such Pass Through Trust. Each such Equipment Note shall be duly authenticated by the Loan Trustee pursuant to the Indenture, registered in the name of the Subordination Agent and dated the date of original issuance thereof and shall be delivered by the Loan Trustee to the Subordination Agent. In addition, subject to Section 4(a)(v) of the Note Purchase Agreement and Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, as applicable, the Company shall have the option after the Class C Issuance Date, at any time and from time to time, (i) to redeem all but not less than all of the Series A Equipment Notes or all but not less than all of the Series B Equipment Notes or all but not less than all of the Series C Equipment Notes (or all but not less than all of any Series of Additional Series Equipment Notes) and to issue under the Indenture new Equipment Notes with the same Series designation as, but with terms that may be the same as or different from those of, the redeemed Equipment Notes, (ii) to issue one or more Series of Additional Series Equipment Notes under the Indenture (including, for the avoidance of doubt, multiple issuances at the same or different times resulting in more than one Series of Additional Series

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Equipment Notes being outstanding at any time) and (iii) following the payment in full of all but not less than all of the Series A Equipment Notes or all but not less than all of the Series B Equipment Notes or all but not less than all of the Series C Equipment Notes (or all but not less than all of any Series of Additional Series Equipment Notes), to issue under the Indenture new Equipment Notes with the same Series designation as, but with terms that may be the same as or different from those of, such Equipment Notes that have been paid in full. If new Series A Equipment Notes or new Series B Equipment Notes or new Series C Equipment Notes or Additional Series Equipment Notes or new Additional Series Equipment Notes are so issued after the Class C Issuance Date, each Noteholder of such Equipment Notes shall be deemed to be a party hereto without further act, and shall be entitled to execute, and at the request of the Company shall execute, a counterpart to this Agreement. Subject to Section 4(a)(v) of the Note Purchase Agreement and Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, as applicable, each of the parties hereto agrees, at the Company’s request, to enter into any amendments to (or any amendment and restatement of) this Agreement, any of the other Operative Documents and the Pass Through Documents as may be necessary or desirable (A) to give effect to (x) any redemption and issuance, any issuance or any payment and issuance of any such new Series A Equipment Notes or new Series B Equipment Notes or new Series C Equipment Notes or Additional Series Equipment Notes or new Additional Series Equipment Notes, as applicable, and the issuance of pass through certificates by any pass through trust that acquires any such new Series A Equipment Notes or new Series B Equipment Notes or new Series C Equipment Notes or Additional Series Equipment Notes or new Additional Series Equipment Notes, as applicable, or (y) any redemption and issuance, any issuance or any payment and issuance of any new “Series A Equipment Notes” or new “Series B Equipment Notes” or new “Series C Equipment Notes” or “Additional Series Equipment Notes” of any series or new “Additional Series Equipment Notes”, in each case under any Related Indenture, and the issuance of pass through certificates by any pass through trust that acquires any such new “Series A Equipment Notes” or new “Series B Equipment Notes” or new “Series C Equipment Notes” or “Additional Series Equipment Notes” or new “Additional Series Equipment Notes”, as applicable, and (B) to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such new Series A Equipment Notes, new Series B Equipment Notes, new Series C Equipment Notes or Additional Series Equipment Notes or new Additional Series Equipment Notes or new “Series A Equipment Notes” or new “Series B Equipment Notes” or new “Series C Equipment Notes” or “Additional Series Equipment Notes” of any series or new “Additional Series Equipment Notes” (including, without limitation, to provide for payment of fees, interest,

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expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify such credit support as a “Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and, if such Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate mechanics for multiple Liquidity Facilities for a single Pass Through Trust)). For the avoidance of doubt, if the Company shall issue new “Series A Equipment Notes” or new “Series B Equipment Notes” or new “Series C Equipment Notes” or “Additional Series Equipment Notes” of any Series or new “Additional Series Equipment Notes”, in each case under any Related Indenture, the Company may, but shall not be required to, issue, as the case may be, new Series A Equipment Notes or new Series B Equipment Notes or new Series C Equipment Notes or Additional Series Equipment Notes of the same Series or new Additional Series Equipment Notes of the same Series, in each case under the Indenture.
(b)    Amendment to Section 6.01(g). Section 6.01(g) of the Original Participation Agreement is amended by deleting it in its entirety and replacing it with the following:
(g)     No Petition. Each of the Company, the Loan Trustee, each Pass Through Trustee, the Subordination Agent and any other Noteholder covenants that (i) until one year and one day after the Series AA Equipment Notes have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the Class AA Pass Through Trust or any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against the Class AA Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Class AA Pass Through Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Class AA Pass Through Trust, (ii) until one year and one day after the Series A Equipment Notes have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the Class A Pass Through Trust or any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against the Class A Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Class A Pass Through Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Class A Pass Through Trust, (iii) until one year and one day after the Series B Equipment Notes have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the Class B Pass Through Trust or any other Person to invoke

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the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against the Class B Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Class B Pass Through Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Class B Pass Through Trust, (iv) until one year and one day after the Series C Equipment Notes have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the Class C Pass Through Trust or any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against the Class C Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Class C Pass Through Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Class C Pass Through Trust, and (v) if any Additional Series Equipment Notes of any Series shall have been issued, until one year and one day after such Additional Series Equipment Notes have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the related Additional Series Pass Through Trust or any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against such Additional Series Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Additional Series Pass Through Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of such Additional Series Pass Through Trust.
(c)    Amendment to Schedule I. Schedule I to the Original Participation Agreement is amended by deleting it in its entirety and replacing it with Schedule I hereto (it being agreed and understood that no amendments are being made to the maturity, original principal amount or interest rate of the Series AA Equipment Notes, the Series A Equipment Notes or the Series B Equipment Notes).
(d)    Amendment to Schedule II. Schedule II to the Original Participation Agreement is amended by deleting it in its entirety and replacing it with Schedule II hereto.
(e)    Amendment to Annex A. Annex A to the Original Participation Agreement is amended as follows:

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(i)    The definition of “Additional Series” or “Additional Series Equipment Notes” is deleted in its entirety and replaced with the following:
“Additional Series” or “Additional Series Equipment Notes” means Equipment Notes issued under the Indenture and designated as a Series (other than “Series AA”, “Series A”, “Series B” or “Series C”) thereunder in the principal amounts and maturities and bearing interest as specified in Schedule I to the Indenture amended at the time of original issuance of such Additional Series under the heading for such Series.
(ii)    The definition of “Class A Pass Through Trust” is deleted in its entirety and replaced with the following:
“Class A Pass Through Trust” means the Spirit Airlines Pass Through Trust 2017-1A created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2017-1A, dated as of the Original Issuance Date, between the Company and WTNA, as Class A Trustee.
(iii)    The definition of “Class AA Pass Through Trust” is deleted in its entirety and replaced with the following:
“Class AA Pass Through Trust” means the Spirit Airlines Pass Through Trust 2017-1AA created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2017-1AA, dated as of the Original Issuance Date, between the Company and WTNA, as Class AA Trustee.
(iv)    The definition of “Class B Pass Through Trust” is deleted in its entirety and replaced with the following:
“Class B Pass Through Trust” means the Spirit Airlines Pass Through Trust 2017-1B created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2017-1B, dated as of the Original Issuance Date, between the Company and WTNA, as Class B Trustee.
(v)    The definition of “Debt Rate” is deleted in its entirety and replaced with the following:

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“Debt Rate” means (i) with respect to any Series of Equipment Notes, the rate per annum specified for the applicable Series as such in Schedule I to the Indenture (as amended, in the case of any Additional Series, new Series A Equipment Notes, new Series B Equipment Notes, new Series C Equipment Notes or new Additional Series issued pursuant to Section 2.02 of the Indenture, at the time of issuance of such Series), and (ii) for any other purpose, with respect to any period, the weighted average interest rate per annum during such period borne by the outstanding Equipment Notes, excluding in each case any interest payable at the Past Due Rate.
(vi)    The definition of “Deposit Agreement” is deleted in its entirety and replaced with the following:
“Deposit Agreement” means, subject to Section 5(f) of the Note Purchase Agreement, each of (i) the Deposit Agreement (Class AA), dated as of the Original Issuance Date, between the Escrow Agent and the Depositary, which relates to the Class AA Pass Through Trust, (ii) the Deposit Agreement (Class A), dated as of the Original Issuance Date, between the Escrow Agent and the Depositary, which relates to the Class A Pass Through Trust, (iii) the Deposit Agreement (Class B), dated as of the Original Issuance Date, between the Escrow Agent and the Depositary, which relates to the Class B Pass Through Trust, and (iv) the Deposit Agreement (Class C), dated as of the Class C Issuance Date, between the Escrow Agent and the Depositary, which relates to the Class C Pass Through Trust; provided that, for purposes of any obligation of the Company, no amendment, modification or supplement to, or substitution or replacement of, any such Deposit Agreement shall be effective unless consented to by the Company.
(vii)    The definition of “Escrow Agreement” is deleted in its entirety and replaced with the following:
“Escrow Agreement” means each of (i) the Escrow and Paying Agent Agreement (Class AA), dated as of the Original Issuance Date, among the Escrow Agent, the Paying Agent, the Underwriters and the Class AA Trustee, which relate to the Class AA Pass Through Trust, (ii) the Escrow and Paying Agent Agreement (Class A), dated as of the Original Issuance Date, among the Escrow Agent, the Paying Agent, the Underwriters and

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the Class A Trustee, which relate to the Class A Pass Through Trust, (iii) the Escrow and Paying Agent Agreement (Class B), dated as of the Original Issuance Date, among the Escrow Agent, the Paying Agent, the Underwriters and the Class B Trustee, which relate to the Class B Pass Through Trust, and (iv) the Escrow and Paying Agent Agreement (Class C), dated as of the Class C Issuance Date, among the Escrow Agent, the Paying Agent, the Class C Purchasers and the Class C Trustee, which relate to the Class C Pass Through Trust; provided that, for purposes of any obligation of the Company, no amendment, modification or supplement to, or substitution or replacement of, any such Escrow Agreement shall be effective unless consented to by the Company.
(viii)    The definition of “Intercreditor Agreement” is deleted in its entirety and replaced with the following:
“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement (2017-1), dated as of the Class C Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that, for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.
(ix)    The definition of “Issuance Date” is deleted in its entirety.
(x)    The definition of “Make-Whole Spread” is deleted in its entirety and replaced with the following:
“Make-Whole Spread” means, with respect to any Series of Equipment Notes, the percentage specified for the applicable Series as such in Schedule I to the Indenture (as amended, in the case of any Additional Series, new Series A Equipment Notes, new Series B Equipment Notes, new Series C Equipment Notes or new Additional Series issued pursuant to Section 2.02 of the Indenture, at the time of issuance of such Series).
(xi)    The definition of “Note Purchase Agreement” is deleted in its entirety and replaced with the following:

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“Note Purchase Agreement” means the Amended and Restated Note Purchase Agreement, dated as of the Class C Issuance Date, among the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and the Pass Through Trustees providing for, among other things, the issuance and sale of certain equipment notes, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms.
(xii)    The definition of “Pass Through Trust” is deleted in its entirety and replaced with the following:
“Pass Through Trust” means each of the four separate grantor trusts that have been created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Documents.
(xiii)    The definition of “Pass Through Trust Agreement” is deleted in its entirety and replaced with the following:
“Pass Through Trust Agreement” means each of the four separate Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
(xiv)    The definition of “Related Additional Series Equipment Notes” is deleted in its entirety and replaced with the following:
“Related Additional Series Equipment Note” means, with respect to any particular Series of Additional Series Equipment Notes and as of any date, an “Additional Series Equipment Note”, as defined in each Related Indenture, having the same designation (i.e., “Series D”, “Series E” or the like) as such Series of Additional Series Equipment Notes, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement”, as such terms are defined in such Related Indenture.
(xv)    The definition of “Series” is deleted in its entirety and replaced with the following:
“Series” means any series of Equipment Notes, including the Series AA Equipment Notes, the Series A Equipment Notes, the Series B Equipment Notes, the Series C Equipment Notes or, if issued, any Additional Series Equipment Notes.

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(xvi)    The following definitions shall be added to Annex A to the Original Participation Agreement in alphabetical order:
“Class C Certificate Purchase Agreement” means that certain Certificate Purchase Agreement, dated as of [●], 2018, among the Company and the entities named therein as purchasers of the Class C Certificates, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
“Class C Certificates” means Pass Through Certificates issued by the Class C Pass Through Trust.
“Class C Issuance Date” means [●], 2018.
“Class C Pass Through Trust” means the Spirit Airlines Pass Through Trust 2017-1C created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2017-1C, dated as of the Class C Issuance Date, between the Company and WTNA, as Class C Trustee.
“Class C Purchasers” means each of the purchasers of the Class C Certificates identified as such in the Class C Certificate Purchase Agreement.
“Class C Trustee” means the trustee for the Class C Pass Through Trust.
“Original Issuance Date” means November 28, 2017.
“Related Series C Equipment Note” means, as of any date, a “Series C Equipment Note”, as defined in each Related Indenture, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement”, as such terms are defined in such Related Indenture.
“Series C” or “Series C Equipment Notes” means Equipment Notes issued and designated as “Series C Equipment Notes” under the Indenture, in the original principal amount and maturities as specified in Schedule I to the Indenture under the heading “Series C Equipment Notes” and bearing interest at the Debt Rate for Series C Equipment Notes specified in Schedule I to the Indenture.
Section 1.04.    Supplemental Provisions. For the avoidance of doubt, Articles II through VI of this Amendment are supplemental to, and not in replacement of, Articles II

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through VI of the Original Participation Agreement, which shall remain in full force and effect.
ARTICLE 2

THE LOANS
Section 2.01.    The Loans. Subject to the terms and conditions of this Agreement and the Indenture, on the Series C Closing Date, the Class C Trustee shall make a loan to the Company by paying to the Company the aggregate original principal amounts of the Series C Equipment Notes being issued to the Class C Pass Through Trust as set forth on Schedule I hereto opposite the name of the Class C Pass Through Trust. The Class C Trustee, on behalf of the Class C Pass Through Trust, shall make its loan to the Company no later than 11:00 a.m. (New York City time) on the Series C Closing Date by transferring such amount in immediately available funds to the Company at its account at Wells Fargo Bank, N.A., 420 Montgomery, San Francisco, CA 94104, Account No. [ ], ABA Number [ ] (or to a designee of the Company as notified by the Company prior to the Series C Closing Date).
Section 2.02.    Issuance of Series C Equipment Notes. Upon the occurrence of the above payment by the Class C Trustee to the Company, the Company shall issue, pursuant to and in accordance with Article II of the Indenture, to the Subordination Agent as agent and trustee for the Class C Trustee, one or more Series C Equipment Notes of the maturity and aggregate original principal amount and bearing the interest rate set forth in Schedule I hereto opposite the name of the Class C Pass Through Trust. Each such Series C Equipment Note shall be duly authenticated by the Loan Trustee pursuant to the Indenture, registered in the name of the Subordination Agent and dated the Series C Closing Date and shall be delivered by the Loan Trustee to the Subordination Agent. Each of the Pass Through Trustees and the Subordination Agent hereby authorizes and directs the Loan Trustee to execute and deliver this Amendment and the First Indenture Amendment and, subject to the terms hereof and thereof, to take the actions contemplated herein and therein.
Section 2.03.    The Series C Closing. The closing (the “Series C Closing”) of the transactions contemplated hereby shall take place at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022 at 9:30 a.m. (New York City time) on [●], 2018 or at such other time or place as the parties shall agree.
ARTICLE 3

CONDITIONS PRECEDENT

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Exhibit 4.12

Section 3.01.    Conditions Precedent to Obligations of the Pass Through Trustees. The obligation of each Pass Through Trustee hereunder, including the obligation of the Class C Trustee to make the loan contemplated by Article II, is subject to the fulfillment (or the waiver by such Pass Through Trustee) prior to or on the Series C Closing Date of the following conditions precedent:
(a)    Authentication. The Company shall have tendered the Series C Equipment Notes being issued on the Series C Closing Date to the Loan Trustee for authentication, and the Loan Trustee shall have authenticated such Series C Equipment Notes and shall have tendered such Series C Equipment Notes to the Subordination Agent on behalf of the Class C Trustee, against receipt of the loan proceeds, in accordance with Section 2.02.
(b)    No Changes in Law. No change shall have occurred after the date of this Amendment in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it a violation of law or governmental regulations for the Class C Trustee to make the loan contemplated by Section 2.01 or to acquire the Series C Equipment Notes.
(c)    Documentation. This Amendment and the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Pass Through Trustees or the Loan Trustee), shall be in full force and effect and executed counterparts (or copies thereof where indicated) thereof shall have been delivered to each Pass Through Trustee:
(i)    the Amended and Restated Intercreditor Agreement, dated as of the Class C Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent;
(ii)    the Class C Trust Supplement; and
(iii)    the First Indenture Amendment.
(d)    [Reserved.]
(e)    Certain Closing Certificates. Each Pass Through Trustee shall have received the following:
(i)    a certificate dated the Series C Closing Date of the Secretary or an Assistant Secretary of the Company, certifying as to (A) a copy of the resolutions of the Board of Directors of the Company or the executive or any other applicable committee thereof duly authorizing the transactions contemplated hereby and the execution, delivery and

First Amendment to Participation Agreement
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[Reg. No.]

Exhibit 4.12

performance by the Company of this Amendment, the First Indenture Amendment, the Series C Equipment Notes and each other document required to be executed and delivered by the Company in accordance with the provisions hereof or thereof and (B) a copy of the certificate of incorporation and by-laws of the Company, as in effect on the Series C Closing Date;
(ii)    a certificate or other evidence from the Secretary of State of the State of Delaware, dated as of a date reasonably near the Series C Closing Date, as to the due incorporation and good standing of the Company in such state;
(iii)    an incumbency certificate of the Company as to the person or persons authorized to execute and deliver this Amendment, the First Indenture Amendment, the Series C Equipment Notes and each other document to be executed by the Company in connection with the transactions contemplated hereby and thereby, and the specimen signatures of such person or persons; and
(iv)    one or more certificates of the Loan Trustee and the Subordination Agent certifying to the reasonable satisfaction of the Pass Through Trustees as to the due authorization, execution, delivery and performance by the Loan Trustee and the Subordination Agent of this Amendment, the First Indenture Amendment, the Series C Equipment Notes and each of the other Operative Documents, in each case to which the Loan Trustee or the Subordination Agent is or will be a party and any other documents to be executed by or on behalf of the Loan Trustee or the Subordination Agent in connection with the transactions contemplated hereby or thereby.
(f)    Representations; No Event of Default or Event of Loss. On the Series C Closing Date, the following statements shall be correct: (i) the representations and warranties of the Company herein are correct in all material respects as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date) and (ii) no event has occurred and is continuing that constitutes an Event of Default or an Event of Loss with respect to the Aircraft or would constitute an Event of Default or such an Event of Loss but for the requirement that notice be given or time elapse or both.
(g)    Opinion of Counsel to the Company. Each Pass Through Trustee and the Loan Trustee shall have received (i) an opinion addressed to it from

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[Reg. No.]

Exhibit 4.12

Thomas Canfield, Esq., General Counsel of the Company (or from such other internal counsel to the Company as shall be reasonably satisfactory to the Pass Through Trustees) substantially in the form set forth in Exhibit B-1 and (ii) an opinion addressed to it from Debevoise & Plimpton LLP substantially in the form set forth in Exhibit B-2.
(h)    Opinion of Counsel to WTNA, the Loan Trustee, the Pass Through Trustees and the Subordination Agent. Each Pass Through Trustee and the Loan Trustee shall have received an opinion addressed to it from Morris James LLP, special counsel for WTNA, the Loan Trustee, the Pass Through Trustees and the Subordination Agent, substantially in the form set forth in Exhibit C.
(i)    Opinion of FAA Counsel. Each Pass Through Trustee and the Loan Trustee shall have received an opinion addressed to it from Daugherty, Fowler, Peregrin, Haught & Jenson, a Professional Corporation, special FAA counsel in Oklahoma City, Oklahoma, substantially in the form set forth in Exhibit D.
(j)    Certification from the Company. Each Pass Through Trustee and the Loan Trustee shall have received a certificate or certificates signed by the chief financial or accounting officer, any Senior Vice President, the Treasurer, any Vice President or any Assistant Treasurer (or any other Responsible Officer) of the Company, dated the Series C Closing Date, certifying as to the correctness of each of the matters stated in Section 3.01(f) and satisfaction of the conditions set forth in Section 3.01(r).
(k)    Certification from WTNA, the Loan Trustee and the Subordination Agent. Each Pass Through Trustee shall have received a certificate from WTNA in its individual capacity and as Loan Trustee and Subordination Agent, as applicable, dated the Series C Closing Date, signed by an authorized officer of WTNA in its individual capacity and as Loan Trustee and Subordination Agent, as applicable, certifying for each such entity that no Loan Trustee Liens or Other Party Liens attributable to it, as applicable, exist, and further certifying as to the correctness of each of the matters stated in Section 5.01.
(l)    [Reserved.]
(m)    Insurance Matters. The Loan Trustee shall have received an insurance report of an independent insurance broker and the related certificates of insurance, each in form and substance reasonably satisfactory to the Loan Trustee, as to the compliance with the terms of Section 7.06 of the Indenture relating to insurance with respect to the Aircraft.

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Exhibit 4.12

(n)    No Proceedings. No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Series C Closing to set aside, restrain, enjoin or prevent the completion and consummation of this Amendment or the transactions contemplated hereby.
(o)    Funding of Class C Pass Through Trust. The Class C Trustee shall have received in immediately available funds an amount at least equal to the aggregate purchase price of the Series C Equipment Notes to be purchased from the Company by the Class C Trustee.
(p)    [Reserved.]
(q)    Governmental Approvals. All appropriate action required to have been taken prior to the Series C Closing Date by the FAA or any governmental or political agency, subdivision or instrumentality of the United States in connection with the transactions contemplated by this Amendment has been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Series C Closing Date in connection with the transactions contemplated by this Amendment have been issued.
(r)    Satisfaction of Conditions under the Note Purchase Agreement and Other Agreements. The conditions set forth in Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series C Closing), Section 2.02 of the Original Participation Agreement and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series C Closing) to the issuance of Series C Equipment Notes shall have been complied with.
(s)    Issuance of Related Series C Equipment Notes. Concurrently with the Series C Closing, the Company shall have issued “Series C Equipment Notes” constituting an “Additional Series Equipment Notes” under all of the Related Indentures in effect immediately prior to the Series C Closing.
(t)    Ratings Confirmation. The Company shall have obtained the “Rating Agency Confirmation” with respect to the Class AA Certificates, the Class A Certificates and the Class B Certificates required by Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series C Closing) and the “Ratings Confirmation” with respect to the Class AA Certificates, the Class A Certificates and the Class B Certificates required by Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series C Closing).

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Exhibit 4.12

Promptly upon the recording of the First Indenture Amendment pursuant to the Transportation Code and the receipt of appropriate and correct recording information from the FAA, the Company will cause Daugherty, Fowler, Peregrin, Haught & Jenson, a Professional Corporation, special FAA counsel in Oklahoma City, Oklahoma to deliver to the Subordination Agent, to the Pass Through Trustees, to the Loan Trustee and to the Company an opinion as to the due recording of such instrument and the lack of filing of any intervening documents with respect to the Aircraft (other than the filings in respect of the Original Indenture).
Section 3.02.    Conditions Precedent to Obligations of the Company. The obligation of the Company to issue and sell the Series C Equipment Notes is subject to the fulfillment (or waiver by the Company) prior to or on the Series C Closing Date of the following conditions precedent:
(a)    No Changes in Law. No change shall have occurred after the date of this Amendment in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it a violation of law or governmental regulations for the Company to enter into any transaction contemplated hereby or by the Operative Documents, the Note Purchase Agreement or the other Pass Through Documents.
(b)    Documentation. The documents referred to in Section 3.01(c) shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Company), shall be in full force and effect and executed counterparts (or copies thereof where indicated) thereof shall have been delivered to the Company, and the Company shall have received such documents and evidence with respect to WTNA, each Liquidity Provider, the Loan Trustee, the Subordination Agent and each Pass Through Trustee as the Company reasonably requests in order to establish the consummation of the transactions contemplated by this Amendment, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein set forth.
(c)    FAA Filing. The First Indenture Amendment shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA pursuant to the Transportation Code.
(d)    Representations and Warranties. On the Series C Closing Date, the representations and warranties herein of WTNA, the Loan Trustee, the Subordination Agent and the Pass Through Trustees shall be correct as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct on and as of such earlier date), and, insofar as

First Amendment to Participation Agreement
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[Reg. No.]

Exhibit 4.12

such representations and warranties concern WTNA, the Loan Trustee, the Subordination Agent or any Pass Through Trustee, such party shall have so certified to the Company.
(e)    Certain Opinions and Certificates. The Company shall have received each opinion referred to in Sections 3.01(h) and 3.01(i), each such opinion addressed to the Company or accompanied by a letter from the counsel rendering such opinion authorizing the Company to rely on such opinion as if it were addressed to the Company, and the certificates referred to in Sections 3.01(e)(iv) and 3.01(k).
(f)    [Reserved.]
(g)    No Proceedings. No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Series C Closing to set aside, restrain, enjoin or prevent the completion and consummation of this Amendment or the transactions contemplated hereby.
(h)    No Other Party Liens, etc. The Company shall have received a certificate from WTNA dated the Series C Closing Date, signed by an authorized officer of WTNA, certifying for each Pass Through Trustee that no Other Party Liens attributable to it exist and further certifying as to the correctness of each of the matters stated in Section 5.01.
(i)    Payment for Series C Equipment Notes. The Company shall have been paid by the Class C Trustee the aggregate original principal amount of the Series C Equipment Notes being issued to the Class C Trustee as set forth on Schedule I hereto opposite the name of the Class C Pass Through Trust.
(j)    Satisfaction of Conditions under the Note Purchase Agreement and Other Agreements. The conditions set forth in Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series C Closing), Section 2.02 of the Original Participation Agreement and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series C Closing) to the issuance of Series C Equipment Notes shall have been complied with.
(k)    Issuance of Related Series C Equipment Notes. Concurrently with the Series C Closing, the Company shall have issued “Series C Equipment Notes” constituting an “Additional Series Equipment Notes” under all of the Related Indentures in effect immediately prior to the Series C Closing.

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Exhibit 4.12

(l)    Ratings Confirmation. The Company shall have obtained the “Rating Agency Confirmation” with respect to the Class AA Certificates, the Class A Certificates and the Class B Certificates required by Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series C Closing) and the “Ratings Confirmation” with respect to the Class AA Certificates, the Class A Certificates and the Class B Certificates required by Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series C Closing).
ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Section 4.01.    Representations and Warranties of the Company. The Company represents and warrants that:
(a)    Organization; Authority; Qualification. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, is a Certificated Air Carrier, is a Citizen of the United States, has the corporate power and authority to own its properties or hold them under lease and to enter into and perform its obligations under this Amendment, the First Indenture Amendment, the Series C Equipment Notes and the other Operative Documents to which it is a party and is duly qualified to do business as a foreign corporation in good standing in each other jurisdiction in which the failure to so qualify would have a material adverse effect on the consolidated financial condition of the Company and its subsidiaries, considered as a whole, and its jurisdiction of organization (as such term is used in Article 9 of the Uniform Commercial Code as in effect in the State of Delaware) is Delaware.
(b)    Corporate Action and Authorization; No Violations. The execution, delivery and performance by the Company of this Amendment, the First Indenture Amendment, the Series C Equipment Notes and the other Operative Documents to which the Company is a party have been duly authorized by all necessary corporate action on the part of the Company, do not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of the Company, except such as have been duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation, judgment or order binding on the Company or the certificate of incorporation or by-laws of the Company or contravene or result in a breach of, or constitute a default under, or result in the creation of any Lien (other than as permitted under the Indenture) upon the property of the Company under, any material indenture, mortgage, contract or other agreement to which the

First Amendment to Participation Agreement
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[Reg. No.]

Exhibit 4.12

Company is a party or by which it or any of its properties may be bound or affected.
(c)    Governmental Approvals. Neither the execution and delivery by the Company of this Amendment, the First Indenture Amendment, the Series C Equipment Notes and the other Operative Documents to which it is a party, nor the consummation by the Company of any of the transactions contemplated hereby or thereby, requires the authorization, consent or approval of, the giving of notice to, the filing or registration with or the taking of any other action in respect of, the Department of Transportation, the FAA or any other federal or state governmental authority or agency, or the International Registry, except for (i) the registration of the issuance and sale of the Pass Through Certificates under the Securities Act and under the securities laws of any state or other jurisdiction in which the Pass Through Certificates may be offered for sale if the laws of such state or other jurisdiction require such action, (ii) the qualification of the Pass Through Trust Agreements under the Trust Indenture Act, (iii) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the Company’s ownership or operation of the Aircraft required to be obtained on or prior to the Series C Closing Date, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are, or on the Series C Closing Date will be, in full force and effect, (iv) the filings and registrations referred to in Section 4.01(e) of the Original Participation Agreement and Section 4.01(e) hereof, (v) authorizations, consents, approvals, notices and filings required to be obtained, taken, given or made under securities or Blue Sky or similar laws of the various states and foreign jurisdictions and (vi) consents, approvals, notices, registrations and other actions required to be obtained, given, made or taken only after the date hereof.
(d)    Valid and Binding Agreements. This Amendment, the First Indenture Amendment, the Series C Equipment Notes and each other Operative Document to which the Company is a party have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity and except, in the case of the Indenture, as limited by applicable laws that may affect the remedies provided in the Indenture, which laws, however, do not make the remedies provided in the Indenture inadequate for the practical realization of the rights and benefits intended to be provided thereby.
(e)    Filings and Recordation. Except for the filing for recordation pursuant to the Transportation Code of the First Indenture Amendment, no further

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Exhibit 4.12

filing or recording of any document is necessary under the laws of the United States or any state thereof as of the Series C Closing Date in order to establish and perfect the security interest in the Aircraft created under the Indenture in favor of the Loan Trustee as against the Company and any third parties in any applicable jurisdiction in the United States.
(f)    Investment Company Act. The Company is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(g)    Title. As of the Series C Closing Date, (i) the Company has good title to the Aircraft, free and clear of Liens other than Permitted Liens, (ii) the Aircraft has been duly certificated by the FAA as to type and airworthiness in accordance with the terms of the Indenture, (iii) the Original Indenture has been duly recorded (or duly filed for recordation) with the FAA pursuant to the Transportation Code, (iv) the First Indenture Amendment has been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA pursuant to the Transportation Code, (v) the Aircraft is duly registered with the FAA in the name of the Company, and (vi) the registration of the International Interests created under the Indenture with respect to the Aircraft has been effected on the International Registry in accordance with the Cape Town Treaty.
(h)    Section 1110. The Loan Trustee is entitled to the benefits of Section 1110 with respect to the Aircraft subject to the Lien of the Indenture on the Series C Closing Date.
(i)    Security Interest. The Indenture creates in favor of the Loan Trustee, for the benefit of the Noteholders, the Indenture Indemnitees and the Related Indenture Indemnitees, a valid and perfected Lien on the Aircraft subject to the Lien of the Indenture on the Series C Closing Date, subject to no equal or prior Lien, except Permitted Liens.
(j)    Licenses, Permits and Franchises. The Company holds all licenses, permits and franchises from the appropriate government entities necessary to authorize the Company lawfully to engage in air transportation and to carry on scheduled commercial passenger service as currently conducted, except where the failure to so hold any such license, permit or franchise would not have a material adverse effect on the financial condition or operations of the Company and its consolidated subsidiaries, taken as a whole.
(k)    No Prior Amendments or Supplements. Except for the documents described in Section 3.01(c) of this Amendment, there have been no amendments

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Exhibit 4.12

or supplements to the documents referred to in Section 3.01(c) of the Original Participation Agreement.
ARTICLE 5

REPRESENTATIONS, WARRANTIES AND COVENANTS OF WTNA
Section 5.01.    Representations, Warranties and Covenants of WTNA. WTNA, generally, and as each of the Loan Trustee, the Subordination Agent and the Pass Through Trustee as it relates to it, represents, warrants and covenants that:
(a)    Organization; Authority. WTNA is a national banking association duly organized and validly existing in good standing under the laws of the United States, is eligible to be the Loan Trustee under Section 8.01(a) of the Indenture, will promptly comply with Section 8.01(a) of the Indenture and has full power, authority and legal right to enter into and perform its obligations under this Amendment, the First Indenture Amendment, the Series C Equipment Notes and each of the other Operative Documents and the Pass Through Documents to which WTNA, the Loan Trustee, the Subordination Agent or any Pass Through Trustee is a party and, in its capacity as Loan Trustee, to authenticate the Series C Equipment Notes and, in its capacity as Class C Trustee, to authenticate the Class C Certificates. WTNA is qualified to act as Loan Trustee under Section 8.01(c) of the Indenture. WTNA is a Citizen of the United States (without the use of a voting trust agreement), and will resign as the Loan Trustee under the Indenture promptly after it obtains actual knowledge that it has ceased to be such a Citizen of the United States.
(b)    Due Authorization; No Violations. The execution, delivery and performance by WTNA, individually or in its capacity as Loan Trustee, Subordination Agent or Pass Through Trustee, as the case may be, of this Amendment, the First Indenture Amendment, the Series C Equipment Notes and each of the other Operative Documents and each of the Pass Through Documents to which WTNA, the Loan Trustee, the Subordination Agent or any Pass Through Trustee is a party, the performance by WTNA, individually or in its capacity as Loan Trustee, Subordination Agent or Pass Through Trustee, as the case may be, of its obligations hereunder or thereunder and the consummation on the Series C Closing Date of the transactions contemplated hereby or thereby, and the authentication of the Series C Equipment Notes and the Class C Certificates to be delivered on the Series C Closing Date: (i) have been duly authorized by all necessary action on the part of WTNA, the Loan Trustee, the Subordination Agent and each Pass Through Trustee, as the case may be, (ii) do not violate any law or regulation of the United States or of the state of the United States in which WTNA is located and which governs the banking and trust powers of WTNA or

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Exhibit 4.12

any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to WTNA, the Loan Trustee, the Subordination Agent or any Pass Through Trustee or any of their assets, (iii) will not violate any provision of the charter or by-laws of WTNA and (iv) will not violate any provision of, or constitute a default under, any mortgage, indenture, contract, agreement or undertaking to which any of WTNA, the Loan Trustee, the Subordination Agent or any Pass Through Trustee is a party or by which any of them or their respective properties may be bound or affected.
(c)    Approvals. Neither the execution and delivery by WTNA, individually or in its capacity as Loan Trustee, Subordination Agent or Pass Through Trustee, as the case may be, of this Amendment, the First Indenture Amendment, the Series C Equipment Notes, any other Operative Document or any Pass Through Document to which WTNA, the Loan Trustee, the Subordination Agent or any Pass Through Trustee is a party, nor the consummation by WTNA, the Loan Trustee, the Subordination Agent or any Pass Through Trustee of any of the transactions contemplated hereby or thereby, requires the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, (i) any governmental authority or agency of the United States or the state of the United States where WTNA is located and regulating the banking and trust powers of WTNA or (ii) any trustee or other holder of any debt of WTNA.
(d)    Valid and Binding Agreements. This Amendment, the First Indenture Amendment, the Series C Equipment Notes, each other Operative Document and each Pass Through Document to which WTNA, the Loan Trustee, the Subordination Agent or any Pass Through Trustee is a party have been duly executed and delivered by WTNA, individually and in its capacity as Loan Trustee, Subordination Agent or Pass Through Trustee, as the case may be, and constitute the legal, valid and binding obligations of WTNA, the Loan Trustee, the Subordination Agent and such Pass Through Trustee, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(e)    No Loan Trustee Liens or Other Party Liens. It unconditionally agrees with and for the benefit of the parties to this Amendment that it will not directly or indirectly create, incur, assume or suffer to exist any Loan Trustee Lien or Other Party Lien attributable to it, and it agrees that it will, at its own cost and expense, promptly take such action as may be necessary to discharge and satisfy in full any such Lien.

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Exhibit 4.12

(f)    Intercreditor Agreement. The Series C Equipment Notes to be issued to the Subordination Agent pursuant hereto are being acquired by it to be held under the Intercreditor Agreement.
(g)    Funds Transfer Fees. Each of WTNA, the Loan Trustee, the Subordination Agent and each Pass Through Trustee agrees that it will not impose any lifting charge, cable charge, remittance charge or any other charge or fee on any transfer by the Company of funds to, through or by WTNA, the Loan Trustee, the Subordination Agent or such Pass Through Trustee pursuant to this Amendment, the First Indenture Amendment, the Series C Equipment Notes, any other Operative Document or any Pass Through Document, except as may be otherwise agreed to in writing by the Company.
(h)    Confidentiality. Each of WTNA, the Loan Trustee, the Subordination Agent and each Pass Through Trustee agrees to be bound by the terms of Section 10.16 of the Indenture.
(i)    Certain Tax Matters. There are no Taxes payable by WTNA, the Loan Trustee, the Subordination Agent or the Pass Through Trustees imposed by the State of Delaware or any political subdivision or taxing authority thereof, in connection with the execution, delivery or performance by WTNA, the Loan Trustee or the Subordination Agent or any Pass Through Trustee of this Amendment, the First Indenture Amendment, the Series C Equipment Notes, any Operative Document or any Pass Through Document (other than franchise or other Taxes based on or measured by any fees or compensation received by any such Person for services rendered in connection with the transactions contemplated by this Amendment, the First Indenture Amendment, the Series C Equipment Notes, the other Operative Documents or the Pass Through Documents), and there are no Taxes payable by any Pass Through Trustee imposed by the State of Delaware or any political subdivision thereof in connection with the acquisition, possession or ownership by such Pass Through Trustee of any of the Equipment Notes (other than franchise or other Taxes based on or measured by any fees or compensation received by such Pass Through Trustee for services rendered in connection with the transactions contemplated by this Amendment, the First Indenture Amendment, the Series C Equipment Notes, the other Operative Documents or the Pass Through Documents) and, assuming that the Pass Through Trusts will not be taxable for Federal income tax purposes as corporations, but, rather, will be characterized for such purposes as grantor trusts or partnerships, the Pass Through Trusts will not be subject to any Taxes imposed by the State of Delaware or any political subdivision thereof.

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Exhibit 4.12

(j)    Limitation on Situs of Activities. Except with the consent of the Company, which shall not be unreasonably withheld, WTNA will act as Pass Through Trustee, Subordination Agent and Loan Trustee solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states.
(k)    No Proceedings. There are no pending or, to its knowledge, threatened actions or proceedings against WTNA, the Loan Trustee, the Subordination Agent or any Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of WTNA, the Loan Trustee, the Subordination Agent or any Pass Through Trustee to perform its obligations under this Amendment, the First Indenture Amendment, the Series C Equipment Notes, any other Operative Document or any Pass Through Document.
(l)    Other Representations. The representations and warranties contained in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of each Trust Supplement are true, complete and correct as of the Series C Closing Date.
ARTICLE 6

FEES AND EXPENSES
Section 6.01.    Fees and Expenses . The Company agrees promptly to pay (without duplication of any other obligation the Company may have to pay such amounts) (1) the initial and annual fees and (to the extent the Loan Trustee is entitled to be reimbursed for its reasonable expenses) the reasonable expenses of the Loan Trustee in connection with the transactions contemplated hereby and (2) the following expenses incurred by the Loan Trustee, the Subordination Agent and the Pass Through Trustees in connection with the negotiation, preparation, execution and delivery of this Amendment, the First Indenture Amendment, the Series C Equipment Notes and the other documents or instruments referred to herein or therein:
(i)    the reasonable fees, expenses and disbursements of (A) Morris James LLP, special counsel for the Loan Trustee, the Subordination Agent and the Pass Through Trustees, and (B) Daugherty, Fowler, Peregrin, Haught & Jenson, a Professional Corporation, special FAA counsel in Oklahoma City, Oklahoma, in each case to the extent actually incurred; and

First Amendment to Participation Agreement
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Exhibit 4.12

(ii)    all reasonable expenses actually incurred in connection with printing and document production or reproduction expenses.
ARTICLE 7

MISCELLANEOUS
Section 7.01.    Effective Time. The amendments to the Original Participation Agreement contemplated hereby and the agreements set forth herein shall be effective as of the time of the Series C Closing. Effective as of the time of the Series C Closing, WTNA, as Class C Trustee, and WTNA, as Subordination Agent and as Noteholder of the Series C Equipment Notes, each shall be deemed to be a party to the Participation Agreement and shall have all of the rights and obligations of a “Pass Through Trustee”, a “Noteholder”, an “Indemnitee” and “Indenture Indemnitee”, as applicable, under the Participation Agreement and the other Operative Documents.
Section 7.02.    Ratification and Agreements; Direction. Except as expressly amended hereby, the Original Participation Agreement shall remain in full force and effect, and this Amendment shall be construed as supplemental to the Original Participation Agreement and shall form a part thereof. For the avoidance of doubt, the parties hereto agree that, from and after the date hereof, the Series C Equipment Notes referred to herein shall constitute “Series C Equipment Notes” and “Equipment Notes”, the Class C Certificates referred to herein shall constitute “Class C Certificates” and “Pass Through Certificates”, the Class C Pass Through Trust referred to herein shall constitute the “Class C Pass Through Trust” and a “Pass Through Trust” and the Class C Trustee referred to herein shall constitute the “Class C Trustee” and a “Pass Through Trustee”, in each case for all purposes of the Participation Agreement, the Indenture and the other Operative Documents. The Subordination Agent, as record holder of the Equipment Notes, hereby authorizes, empowers and instructs the Loan Trustee to enter into, execute, deliver and perform its obligations under this Amendment and the First Indenture Amendment, and each other document, instrument or writing as may be contemplated by, or necessary or convenient in connection with, any of the foregoing.
Section 7.03.    Governing Law. THIS AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.
Section 7.04.    Severability. To the extent permitted by applicable law, any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such

First Amendment to Participation Agreement
(Spirit 2017-1 EETC)
[Reg. No.]

Exhibit 4.12

prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 7.05.    No Oral Modifications or Continuing Waivers; Consents. Subject to Section 9.03 of the Indenture, no terms or provisions of this Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. No such change, waiver, discharge or termination shall be effective unless a signed copy thereof is delivered to the Loan Trustee.
Section 7.06.    Effect of Headings and Table of Contents. The headings of the various Articles and Sections herein and in the Table of Contents are for convenience of reference only and do not define or limit any of the terms or provisions hereof.
Section 7.07.    Successors and Assigns. All covenants, agreements, representations and warranties in this Amendment by the Company, by WTNA, individually or as Loan Trustee, Subordination Agent or Pass Through Trustee, or by any Noteholder, shall bind and inure to the benefit of and be enforceable by the Company, and subject to the terms of Section 6.02(e) of the Original Participation Agreement, its successors and permitted assigns, each Pass Through Trustee and any successor or other trustee under the Pass Through Trust Agreement to which it is a party, the Subordination Agent and its successor under the Intercreditor Agreement and the Loan Trustee and its successor under the Indenture, whether so expressed or not.
Section 7.08.    Benefits of Agreement. Nothing in this Amendment, express or implied, gives to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Amendment, except as expressly provided herein. WTNA generally, and each of the Loan Trustee, the Subordination Agent and each Pass Through Trustee, insofar as relating to each such Person, agrees and acknowledges that each Liquidity Provider is a third party beneficiary of the representations and warranties set forth in Section 5.01 of this Amendment, and that such Liquidity Provider may rely on such representations and warranties to the same extent as if such representations and warranties were made to such Liquidity Provider directly.
Section 7.09.    Counterparts. This Amendment may be executed in any number of counterparts. Each of the parties hereto shall not be required to execute the same counterpart. Each counterpart of this Amendment including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Amendment, but all of such counterparts shall together constitute one instrument.
Section 7.10.    Submission to Jurisdiction. Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof hereby (a) irrevocably

First Amendment to Participation Agreement
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[Reg. No.]

Exhibit 4.12

submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Amendment, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Amendment or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.
[Signature Pages Follow.]

First Amendment to Participation Agreement
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[Reg. No.]

Exhibit 4.12

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.
SPIRIT AIRLINES, INC.
By:
    Name:
    Title:
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Pass Through Trustee under each of the Pass Through Trust Agreements
By:
    Name:
    Title:
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Subordination Agent
By:
    Name:
    Title:
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Loan Trustee
By:
    Name:
    Title:

Signature Page

First Amendment to Participation Agreement
(Spirit 2017-1 EETC)
[Reg. No.]

Exhibit 4.12

WILMINGTON TRUST, NATIONAL ASSOCIATION, in its individual capacity as set forth herein
By:
    Name:
    Title:

Signature Page

First Amendment to Participation Agreement
(Spirit 2017-1 EETC)
[Reg. No.]

Exhibit 4.12
SCHEDULE I to
FIRST AMENDMENT TO
PARTICIPATION AGREEMENT

AMENDED SCHEDULE I to
PARTICIPATION AGREEMENT

EQUIPMENT NOTES,
PURCHASERS AND ORIGINAL PRINCIPAL AMOUNTS

Purchaser	Description of Equipment Notes	Maturity	Interest Rate	Original Principal Amount
Spirit Airlines Pass Through Trust 2017-1AA	Series 2017-1AA-[Reg. No.] Equipment Note	February 15, 2030	3.375%	$[●]
Spirit Airlines Pass Through Trust 2017-1A	Series 2017-1A-[Reg. No.] Equipment Note	February 15, 2030	3.650%	$[●]
Spirit Airlines Pass Through Trust 2017-1B	Series 2017-1B-[Reg. No.] Equipment Note	February 15, 2026	3.800%	$[●]
Spirit Airlines Pass Through Trust 2017-1C	Series 2017-1C-[Reg. No.] Equipment Note	February 15, 2023	[●]%	$[●]

First Amendment to Participation Agreement
(Spirit 2017-1 EETC)
[Reg. No.]

Exhibit 4.12
SCHEDULE II to
FIRST AMENDMENT TO
PARTICIPATION AGREEMENT

AMENDED SCHEDULE II to
PARTICIPATION AGREEMENT

TRUST SUPPLEMENTS
Trust Supplement No. 2017-1AA, dated as of the Original Issuance Date, between the Company and the Pass Through Trustee in respect of Spirit Airlines Pass Through Trust 2017-1AA.
Trust Supplement No. 2017-1A, dated as of the Original Issuance Date, between the Company and the Pass Through Trustee in respect of Spirit Airlines Pass Through Trust 2017-1A.
Trust Supplement No. 2017-1B, dated as of the Original Issuance Date, between the Company and the Pass Through Trustee in respect of Spirit Airlines Pass Through Trust 2017-1B.
Trust Supplement No. 2017-1C, dated as of the Class C Issuance Date, between the Company and the Pass Through Trustee in respect of Spirit Airlines Pass Through Trust 2017-1C.

First Amendment to Participation Agreement
(Spirit 2017-1 EETC)
[Reg. No.]

Exhibit 4.12

EXHIBIT A to
FIRST AMENDMENT TO
PARTICIPATION AGREEMENT

FORM OF FIRST INDENTURE AMENDMENT
[Attached.]

First Amendment to Participation Agreement
(Spirit 2017-1 EETC)
[Reg. No.]

Exhibit 4.12

EXHIBIT B-1 to
FIRST AMENDMENT TO
PARTICIPATION AGREEMENT

FORM OF OPINION OF
COUNSEL FOR THE COMPANY
[Attached.]

First Amendment to Participation Agreement
(Spirit 2017-1 EETC)
[Reg. No.]

Exhibit 4.12

EXHIBIT B-2 to
FIRST AMENDMENT TO
PARTICIPATION AGREEMENT

FORM OF OPINION OF
SPECIAL COUNSEL FOR THE COMPANY
[Attached.]

First Amendment to Participation Agreement
(Spirit 2017-1 EETC)
[Reg. No.]

Exhibit 4.12

EXHIBIT C to
FIRST AMENDMEN TO
PARTICIPATION AGREEMENT

FORM OF OPINION OF
SPECIAL COUNSEL FOR THE LOAN TRUSTEE, THE PASS THROUGH TRUSTEES THE SUBORDINATION AGENT AND WTNA
[Attached.]

First Amendment to Participation Agreement
(Spirit 2017-1 EETC)
[Reg. No.]

Exhibit 4.12

EXHIBIT D to
FIRST AMENDMENT TO
PARTICIPATION AGREEMENT

FORM OF OPINION OF
SPECIAL FAA COUNSEL
[Attached.]

First Amendment to Participation Agreement
(Spirit 2017-1 EETC)
[Reg. No.]